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Exhibit 10.14

              Schedule to Form of First Amended and Restated Working Capital
                                 Assurance Agreement

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Lessor                    Type of Lessor Entity     Lessee                       Property                  Loan Proceeds   Unit

MLD Delaware Trust        A Delaware Business       Elder Care Operators of      York County,              $737,996.00     66
                          Trust                     York, LLC                    Pennsylvania

MLD Delaware Trust        A Delaware Business       Elder Care Operators of      Allegheny County,         $1,071,624.00   106
                          Trust                     Lakemont Farms, LLC          Pennsylvania

Nationwide Health         A Maryland                Elder Care Operators of      Summit County, Ohio       $110,000.00     106
Properties, Inc.          corporation               Akron, LLC

Nationwide Health         A Maryland                Elder Care Operators of      Franklin County, Ohio     $1,380,390.00   106
Properties, Inc.          corporation               Hilliard, LLC

Nationwide Health         A Maryland                Elder Care Operators of      Rutherford County,        $774,427.00     66
Properties, Inc.          corporation               Murfreesboro, LLC            Tennessee

Nationwide Health         A Maryland                Elder Care Operators of      Sullivan County,          $790,430.00     60
Properties, Inc.          corporation               Bristol, LLC                 Tennessee
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Lessor                       Manager                   Lessor
                                                       Signature Block
MLD Delaware Trust           Balanced Care at          /s/ Mark L. Desmond
                             York, Inc.                Name: Mark L. Desmond
                                                       Title: Trustee

MLD Delaware Trust           Balanced Care at          /s/ Mark L. Desmond
                             Lakemont Farms,           Name: Mark L. Desmond
                             Inc.                      Title: Trustee

Nationwide Health            Balanced Care at          /s/ Gary E. Stark
Properties, Inc.             Akron, Inc.               Name: Gary E. Stark
                                                       Title: Vice President

Nationwide Health            Balanced Care at          /s/ Gary E. Stark
Properties, Inc.             Hilliard, Inc.            Name: Gary E. Stark
                                                       Title: Vice President

Nationwide Health            Balanced Care at          /s/ Gary E. Stark
Properties, Inc.             Murfreesboro,             Name: Gary E. Stark
                             Inc.                      Title: Vice President

Nationwide Health            Balanced Care at          /s/ Gary E. Stark
Properties, Inc.             Bristol, Inc.             Name: Gary E. Stark
                                                       Title: Vice President
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